UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01776
Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2013 – March 31, 2014
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2014

Vanguard Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	6.46%
Admiral™ Shares	6.51
Wellesley Income Composite Index	6.07
Mixed-Asset Target Allocation Conservative Funds Average	4.71

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$24.82	$25.28	$0.428	$0.679
Admiral Shares	60.12	61.24	1.060	1.646

Chairman’s Letter

Dear Shareholder,

As stock prices generally kept climbing and bond returns were positive, Vanguard Wellesley Income Fund returned more than 6% for the six months ended March 31, outperforming its comparative standards.

Unlike most balanced funds, Wellesley is bond-heavy, allocating 60% to 65% of its assets to fixed income. Stocks of companies with above-average dividend yields—and those expected to boost their dividends—represent the balance of the portfolio. This asset allocation is designed to meet the fund’s triple objectives of providing long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation.

After seesawing during the six months, the fund’s 30-day SEC yields finished a bit lower than they started. At the end of March, the yields were 2.49% for Investor Shares and 2.56% for Admiral Shares, compared with 2.75% and 2.82%, respectively, at the end of September.

Despite some recent choppiness, U.S. stocks were productive

The new fiscal year got off to a rocky start with the federal government shutdown in October. In December, however, two developments helped to remove uncertainty, which is often a scourge of both stock and bond markets. Congress passed a two-year bipartisan budget agreement that provided more predictability about federal spending.

And the Federal Reserve ended a long guessing game by announcing that the first scale-back, or “tapering,” of its stimulative bond-buying program would begin in January.

The broad U.S. stock market returned about 12% for the six months ended March 31. Aside from a setback in January and some bumps in March, the market advanced each month. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

While the Fed’s bond-buying has helped support the market for several years, monthly cuts since January, and remarks by Fed officials, created some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where there’s been some improvement in the

Market Barometer

	Total Returns
	Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

economy, posted a strong advance, while the developed markets of the Pacific region and emerging markets had weaker results.

Bonds reclaimed some lost ground following a difficult stretch Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end, but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.88%

The fund expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market; many had fled last year when challenges surfaced for some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Sources: Vanguard and Lipper, a Thomson Reuters Company.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD, unhedged for currency exposure) returned 2.05%.

Wellesley’s stocks took the lead,while bonds provided support
The equity portion of Wellesley’s portfolio returned more than 12%, outpacing the 11.60% return of its benchmark, the FTSE High Dividend Yield Index. All ten industry groups advanced, five with double-digit gains.

Health care and financials, the largest industry groups in your fund, posted some of the highest returns, in the range of 16% to 17%. The fund’s utilities and information technology holdings also returned about 16%. Utilities have traditionally been a focus for income- and value-oriented investing strategies, but technology stocks are relative newcomers, arriving as more tech companies began to pay dividends or increased their payouts in recent years. Together, these four sectors contributed about two-thirds of the return of the equity portfolio.

The advisor’s stock selections boosted performance compared with the benchmark index in several sectors, especially health care and consumer staples. An above-benchmark commitment to major pharmaceutical firms was particularly rewarding; these companies have been buoyed, in part, by advances in genetically targeted treatments for diseases. Overall results were held back, however, by some disappointments among industrials, including makers of equipment and machinery.

Your fund’s portfolio of investment-grade bonds performed in line with the 3.08% return of its benchmark, the Barclays U.S. Credit A or Better Bond Index. Generating a reasonable level of current income from highly rated bonds in a period of low interest rates remains a challenge. The corporate bonds that make up the bulk of Wellesley’s fixed income holdings typically yield at least a bit more than U.S. Treasuries. In the fiscal half-year, bonds with longer maturities tended to outperform others as short-term interest rates rose. The advisor’s corporate bond selections, especially among industrials, were rewarding.

The Advisor’s Report that follows this letter provides additional details about the fund’s management during the half-year.

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania Professor Philip Tetlock noted: “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2014

Advisor’s Report

Vanguard Wellesley Income Fund returned 6.46% for Investor Shares and 6.51% for Admiral Shares in the six months ended March 31, 2014. The composite benchmark, which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 6.07%.

The investment environment
Stock markets in the United States and abroad posted solid returns during the semiannual period. Gains exceeded 12% for the S&P 500 Index, 9% for the MSCI World Index, and 6% for the MSCI EAFE Index.

The broad fixed income market also rose: The Barclays U.S. Aggregate Bond Index returned 1.70%. The yield on the 10-year U.S. Treasury note rose modestly, beginning the period at 2.63% and ending at 2.72%. The Treasury curve steepened slightly as longer-term yields rose more than short-term yields.

Bond market volatility was elevated, as the Federal Reserve’s discussion of tapering its asset purchases amplified investors’ responses to the flow of news about the economy. The rise in interest rates over the past year has dampened residential real estate activity, reminding us of the fragility of this important sector of the U.S. economy. Clouding the outlook, severe weather in many parts of the country slowed business activity and left the underlying growth trends in question.

The factors affecting corporate bond credit quality and valuations remained favorable as companies continued to enjoy low borrowing costs, ample access to the capital markets, and investor demand for yield. This demand is particularly strong at both the short end of the yield curve, where money market yields still hover near zero, and at the long end of the curve, where pension plans seek to immunize their future obligations to pensioners.

The corporate sector is not without its risks, however, as companies pursue more shareholder-friendly activities, such as share buybacks and dividend increases, and also corporate activities, such as large acquisitions and divestitures, that can meaningfully alter their creditworthiness. We also note an increase in shareholder activism that might have an impact on creditworthiness.

The fund’s successes
The fixed income portion of the Wellesley Income Fund generated a positive return in line with its benchmark of highly rated corporate bonds. Security selection within the corporate sector was favorable, especially among industrial issuers; our selections of bonds in the communications, consumer, and technology subsectors were among the most helpful to relative performance. Credit selection in banking also contributed. Our shorter duration and yield-curve positioning during the period enhanced performance modestly in an environment of increasing bond yields.

Within the stock portfolio, which outperformed its equity benchmark, security selection in health care and utilities contributed to relative returns. In health care, AstraZeneca and Merck were among our top performers. Shares of AstraZeneca jumped after management offered 2017 revenue guidance that was ahead of consensus estimates, while Merck benefited from investors’ improving view of the large opportunity offered by the company’s immuno-oncology program.

In utilities, our positions in National Grid and NextEra Energy outperformed. National Grid, an international electricity and gas company, posted solid earnings driven by strong performance in its U.K. networks, especially interconnectors and gas distribution. NextEra reported 2013 earnings in line with expectations and provided a favorable outlook for earnings-per-share growth, sending the stock higher. The company has benefited from strength in its energy resources business and its Florida Power & Light division.

Relative performance within consumer staples was also positive because the fund did not own several benchmark laggards, including Coca-Cola and Wal-Mart.

The fund’s shortfalls
Our selection among taxable municipal revenue bonds hindered the fixed income portfolio’s performance relative to its benchmark. Correspondingly, our allocations to U.S. government bonds and agency mortgage-backed securities (MBS), which are not included in the benchmark and which we use as sources of liquidity, also weighed on relative performance.

In the stock portfolio, the industrial and consumer discretionary sectors were the largest detractors from relative performance. Within industrials, Stanley Black & Decker and Schneider Electric hurt results. Shares of Stanley Black & Decker underperformed after the company reported third-quarter revenues below consensus estimates and provided disappointing guidance. Although the company has made some progress in its restructuring efforts, the developments were not as favorable as we would like to see. We eliminated the stock in favor of other, more attractive opportunities. Schneider Electric underperformed after the company reported disappointing quarterly revenue and cut its sales guidance for the full year.

Within consumer discretionary, our positions in Mattel and Thomson Reuters underperformed. Subpar earnings results led to weakness in Mattel’s shares, while shares of Thomson Reuters fell after the company posted weak fourth-quarter earnings and gave an underwhelming 2014 outlook.

The fund’s positioning
We shortened the duration of the bond portfolio relative to the benchmark during the six months, after beginning with a nearly neutral duration posture. Over time, we expect interest rates to rise as the U.S. recovery lengthens and broadens and less government involvement becomes more likely. With this as our foundation, we are biased toward reducing the portfolio’s interest rate sensitivity.

We believe that increases to risk premiums caused by tight liquidity could create opportunities to add to fixed income risk sectors in general and to credit-sensitive assets in particular, as corporate fundamentals still look favorable. We view the U.S. corporate bond sector favorably because it has weathered the economic cycle relatively well and investment-grade issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity.

We will maintain some exposure to Treasuries for the foreseeable future. In addition to being extremely liquid, Treasury notes would provide a degree of downside protection should the economic cycle take an unexpected turn for the worse. We also have and expect to maintain a substantial out-of-benchmark allocation to MBS, which offer attractive risk-adjusted yields and much better liquidity than corporate bonds.

Within the equity portfolio, our largest overweight sector positions are in health care and financials, and our largest underweightings are in information technology and consumer discretionary. In absolute terms, health care stocks were the largest sector weighting at the end of March.

Significant equity purchases during the past six months included Diageo, Enbridge, and Eli Lilly. We also added to our positions in Exxon Mobil and Verizon Communications. We eliminated our positions in 3M and Illinois Tool Works due to insufficient yield, sold out of Dominion Resources because of valuation, and eliminated Stanley Black & Decker and BP because of eroding fundamentals.

Respectfully,

John C. Keogh, Senior Vice President
and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and
Equity Portfolio Manager

Wellington Management Company, llp

April 11, 2014

Wellesley Income Fund

Fund Profile
As of March 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	2.49%	2.56%

Equity and Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	63	390	3,674
Median Market Cap	$98.3B	$128.3B	$43.7B
Price/Earnings Ratio	16.4x	16.1x	20.1x
Price/Book Ratio	2.7x	2.5x	2.6x
Return on Equity	19.8%	20.8%	17.2%
Earnings Growth
Rate	9.9%	10.5%	12.4%
Dividend Yield	3.2%	3.1%	1.9%
Foreign Holdings	6.3%	0.0%	0.0%
Turnover Rate
(Annualized)	58%	—	—
Short-Term Reserves	0.6%	—	—

Fixed Income Characteristics

		Barclays
		Credit	Barclays
		A or	Aggregate
		Better	Bond
	Fund	Index	Index

Number of Bonds	740	3,039	8,732

Yield to Maturity
(before expenses)	2.6%	2.6%	2.4%

Average Coupon	3.8%	3.9%	3.3%

Average Duration	6.0 years	6.5 years	5.7 years

Average Effective
Maturity	8.9 years	9.3 years	7.7 years

Total Fund Volatility Measures
		DJ
	Wellesley U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.61
Beta	1.02	0.28
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Johnson & Johnson	Pharmaceuticals	4.3%
Wells Fargo & Co.	Diversified Banks	4.2
Merck & Co. Inc.	Pharmaceuticals	4.1
Microsoft Corp.	Systems Software	4.0
Chevron Corp.	Integrated Oil & Gas	3.8
Exxon Mobil Corp.	Integrated Oil & Gas	3.6
JPMorgan Chase & Co.	Diversified Banks	3.6
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.5
Kraft Foods Group Inc.	Packaged Foods &
	Meats	3.2
Eaton Corp. plc	Electrical
	Components &
	Equipment	2.9
Top Ten		37.2%
Top Ten as % of Total Net Assets		14.4%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	4.4%	5.9%	12.8%
Consumer Staples	14.0	13.5	8.4
Energy	11.4	11.8	9.4
Financials	15.7	12.8	17.6
Health Care	17.2	11.4	13.0
Industrials	11.1	11.5	11.5
Information
Technology	12.1	16.6	18.1
Materials	3.6	4.1	3.9
Telecommunication
Services	4.4	5.1	2.2
Utilities	6.1	7.3	3.1

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	4.0%
Commercial Mortgage-Backed	0.5
Finance	26.0
Foreign	2.1
Government Mortgage-Backed	8.7
Industrial	35.9
Treasury/Agency	13.2
Utilities	4.8
Other	4.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	22.4%
Aaa	5.2
Aa	13.2
A	43.6
Baa	15.6
For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	7.75%	13.21%	4.18%	3.01%	7.19%
Admiral Shares	5/14/2001	7.84	13.29	4.28	3.01	7.29

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.375%	9/30/18	616,100	610,808	1.7%
	United States Treasury Note/Bond	2.875%	5/15/43	688,560	600,879	1.6%
	United States Treasury Note/Bond	1.500%	6/30/16	314,200	320,826	0.9%
	United States Treasury Note/Bond	0.250%	11/30/15	260,000	259,839	0.7%
	United States Treasury Note/Bond	0.250%	9/30/15	256,000	256,079	0.7%
	United States Treasury Note/Bond	0.375%	6/30/15	222,700	223,292	0.6%
1	United States Treasury
	Note/Bond	0.250%–3.750%	10/31/14–11/15/43	519,234	515,368	1.4%
					2,787,091	7.6%

Agency Notes †					131,499	0.4%

Conventional Mortgage-Backed Securities
[2,3]	Fannie Mae Pool	2.500%	3/1/27–1/1/29	10,939	10,945	0.0%
[2,3,4] Fannie Mae Pool		3.500%	4/1/44	473,800	476,463	1.3%
[2,3,4] Fannie Mae Pool		4.000%	4/1/44	262,000	272,233	0.7%
[2,3]	Freddie Mac Gold Pool	4.000%–5.500%	6/1/18–4/1/44	1,096,079	1,170,919	3.3%
	Conventional Mortgage-
	Backed Securities—Other †				8,735	0.0%
					1,939,295	5.3%
Nonconventional Mortgage-Backed Securities
[2,3]	Fannie Mae REMICS	3.500%–4.000%	9/25/29–5/25/31	20,111	20,377	0.1%
[2,3]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	81,301	82,987	0.2%
					103,364	0.3%
Total U.S. Government and Agency Obligations (Cost $4,922,064)					4,961,249	13.6%

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Asset-Backed/Commercial Mortgage-Backed Securities
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.731%	5/10/45	12,360	13,349	0.0%
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	15,090	16,276	0.1%
3	Bear Stearns Commercial
	Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	9,000	9,740	0.0%
[3,5]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	18,000	18,489	0.1%
3	Merrill Lynch Mortgage Trust
	2006-C1	5.657%	5/12/39	10,965	11,809	0.0%
3	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	10,000	10,333	0.0%
5	Asset-Backed/Commercial Mortgage-
	Backed Securities—Other †				793,398	2.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $871,794)					873,394	2.4%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–5.875%	3/17/16–1/21/44	335,245	358,529	1.0%
	Bank One Corp.	7.750%	7/15/25	25,000	32,144	0.1%
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,704	0.0%
	Citigroup Inc.	1.750%–8.500%	1/15/15–11/7/43	373,979	410,958	1.1%
	Goldman Sachs Group Inc.	2.900%–7.500%	2/7/16–2/1/41	355,475	396,857	1.1%
	JPMorgan Chase & Co.	2.000%–6.300%	9/15/14–8/16/43	345,010	373,474	1.0%
	Merrill Lynch & Co. Inc.	6.110%–6.875%	4/25/18–1/29/37	62,000	71,255	0.2%
	Morgan Stanley	2.125%–7.300%	5/13/14–4/1/32	383,919	422,022	1.2%
	Wachovia Bank NA	4.800%	11/1/14	19,640	20,131	0.1%
	Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	28,530	0.1%
	Wells Fargo & Co.	2.625%–5.625%	10/1/14–1/15/44	324,310	342,349	0.9%
5	Banking—Other †				1,808,290	4.9%
	Brokerage †				7,524	0.0%
	Finance Companies (1.1%)
	General Electric
	Capital Corp.	3.100%–6.875%	2/11/21–1/10/39	353,596	411,316	1.1%
5	Insurance †				854,779	2.4%
5	Real Estate Investment Trusts †				188,696	0.5%
					5,744,558	15.7%
Industrial
	Basic Industry †				243,936	0.7%
	Capital Goods
	Eaton Corp.	5.300%–6.500%	3/15/17–6/1/25	30,000	34,010	0.1%
	General Electric Co.	2.700%–4.125%	10/9/22–10/9/42	21,940	21,188	0.1%
5	Capital Goods—Other †				522,709	1.4%
	Communication
	AT&T Inc.	1.400%–6.550%	8/15/15–8/15/41	277,280	294,293	0.8%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	30,867	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Verizon
Communications Inc.	3.000%–6.550%	4/1/16–9/15/43	303,965	338,104	0.9%
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,035	0.0%
Verizon Virginia LLC	7.875%	1/15/22	16,000	19,438	0.1%
5 Communication—Other †				1,067,406	2.9%
5 Consumer Cyclical †				1,347,077	3.7%
Consumer Noncyclical
Johnson & Johnson	6.730%	11/15/23	15,000	19,220	0.1%
Kraft Foods Group Inc.	2.250%–5.000%	6/5/17–6/4/42	57,895	58,866	0.1%
Merck & Co. Inc.	1.300%–4.150%	5/18/18–5/18/43	94,670	94,645	0.2%
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,437	0.1%
Pfizer Inc.	3.000%–6.200%	3/15/19–6/15/23	68,600	72,822	0.2%
Philip Morris
International Inc.	2.500%–4.500%	3/26/20–8/21/42	99,740	98,549	0.3%
5 Roche Holdings Inc.	6.000%	3/1/19	25,468	29,863	0.1%
Wyeth LLC	5.950%	4/1/37	15,000	18,155	0.0%
5 Consumer Noncyclical—Other †				2,193,523	6.0%
Energy
Chevron Corp.	3.191%	6/24/23	42,875	42,496	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,603	0.1%
5 Energy—Other †				530,425	1.5%
5 Other Industrial †				70,073	0.2%
Technology
Microsoft Corp.	3.000%–4.500%	10/1/20–10/1/40	41,710	43,536	0.1%
Technology—Other †				423,388	1.2%
5 Transportation †				234,309	0.6%
				7,924,973	21.7%
Utilities
5 Electric †				932,593	2.5%
5 Natural Gas †				134,084	0.4%
				1,066,677	2.9%
Total Corporate Bonds (Cost $13,961,868)				14,736,208	40.3%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $438,116) †				455,119	1.2%
Taxable Municipal Bonds (Cost $928,991) †				1,060,160	2.9%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			2,496,720	244,754	0.7%
Mattel Inc.			3,551,070	142,433	0.4%
Consumer Discretionary—Other †				229,966	0.6%
				617,153	1.7%
Consumer Staples
Kraft Foods Group Inc.			7,926,786	444,693	1.2%
Philip Morris International Inc.			3,461,000	283,352	0.8%
Unilever NV			5,723,330	235,343	0.6%
Sysco Corp.			5,073,640	183,311	0.5%
Diageo plc ADR			1,151,700	143,490	0.4%
Consumer Staples—Other †				668,613	1.8%
				1,958,802	5.3%

Wellesley Income Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Energy
Chevron Corp.	4,501,560	535,280	1.5%
Exxon Mobil Corp.	5,228,270	510,697	1.4%
Royal Dutch Shell plc Class B	5,418,631	211,548	0.6%
ConocoPhillips	2,759,910	194,160	0.5%
Enbridge Inc.	3,117,800	141,891	0.4%
		1,593,576	4.4%
Financials
Wells Fargo & Co.	11,946,562	594,222	1.6%
JPMorgan Chase & Co.	8,268,950	502,008	1.4%
Marsh & McLennan Cos. Inc.	6,176,230	304,488	0.8%
BlackRock Inc.	845,380	265,855	0.7%
M&T Bank Corp.	1,914,600	232,241	0.7%
Financials—Other †		297,018	0.8%
		2,195,832	6.0%
Health Care
Johnson & Johnson	6,175,730	606,642	1.7%
Merck & Co. Inc.	10,086,390	572,604	1.6%
Roche Holding AG	1,135,325	341,465	1.0%
Pfizer Inc.	9,462,397	303,932	0.8%
Bristol-Myers Squibb Co.	3,052,300	158,567	0.4%
AstraZeneca plc ADR	2,428,760	157,578	0.4%
Eli Lilly & Co.	2,605,400	153,354	0.4%
Health Care—Other †		117,775	0.3%
		2,411,917	6.6%
Industrials
Eaton Corp. plc	5,369,330	403,344	1.1%
General Electric Co.	14,751,220	381,909	1.1%
Schneider Electric SA	2,460,988	218,110	0.6%
United Parcel Service Inc. Class B	1,791,050	174,412	0.5%
Lockheed Martin Corp.	914,450	149,275	0.4%
Industrials—Other †		231,074	0.6%
		1,558,124	4.3%
Information Technology
Microsoft Corp.	13,830,490	566,912	1.5%
Analog Devices Inc.	6,609,880	351,249	1.0%
Intel Corp.	11,060,510	285,472	0.8%
Cisco Systems Inc.	9,674,720	216,810	0.6%
Information Technology—Other †		276,550	0.7%
		1,696,993	4.6%
Materials
Dow Chemical Co.	3,856,480	187,386	0.5%
EI du Pont de Nemours & Co.	2,583,650	173,363	0.5%
Materials—Other †		138,677	0.4%
		499,426	1.4%
Telecommunication Services
Verizon Communications Inc.	10,204,254	485,416	1.3%
AT&T Inc.	3,242,485	113,714	0.3%
Telecommunication Services—Other †		13,750	0.1%
		612,880	1.7%

Wellesley Income Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Utilities
National Grid plc	21,789,972	299,432	0.8%
Xcel Energy Inc.	5,993,460	181,961	0.5%
NextEra Energy Inc.	1,820,190	174,047	0.5%
Northeast Utilities	3,684,160	167,629	0.4%
Utilities—Other †		32,858	0.1%
		855,927	2.3%
Total Common Stocks (Cost $9,643,361)		14,000,630	38.3%

			Face
		Maturity	Amount
	Coupon	Date	($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 3/31/14, Repurchase Value
$66,300,000, collateralized by
Federal National Mortgage Assn.
3.073%–4.500%, 8/1/42–12/1/43,
with a value of $67,626,000)	0.080%	4/1/14	66,300	66,300	0.2%
Barclays Capital Inc. (Dated 3/31/14,
Repurchase Value $216,000,000,
collateralized by U.S. Treasury
Note/Bond 0.625%–1.500%,
6/30/16–8/15/16, with a value of
$220,320,000)	0.060%	4/1/14	216,000	216,000	0.6%
Deutsche Bank Securities, Inc.
(Dated 3/31/14, Repurchase Value
$34,200,000, collateralized by
U.S. Treasury Note/Bond 0.750%,
3/15/17, with a value of
$34,884,000)	0.120%	4/1/14	34,200	34,200	0.1%
HSBC Bank USA (Dated 3/31/14,
Repurchase Value $35,600,000,
collateralized by Federal National
Mortgage Assn. 3.500%–4.000%,
2/1/42–5/1/42, with a value of
$36,314,000)	0.080%	4/1/14	35,600	35,600	0.1%
RBC Capital Markets LLC
(Dated 3/31/14, Repurchase Value
$68,500,000, collateralized by
Government National Mortgage
Assn. 3.500%, 11/20/42, with a
value of $69,870,000)	0.120%	4/1/14	68,500	68,500	0.2%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
RBS Securities, Inc. (Dated 3/31/14,
Repurchase Value $273,400,000,
collateralized by U.S. Treasury
Note/Bond 0.500%–4.250%,
08/15/14–4/30/15, with a value of
$278,870,000)	0.050%	4/1/14	273,400	273,400	0.7%
				694,000	1.9%
U.S. Government and Agency Obligations
United States Treasury Bill	0.046%	4/24/14	200,000	199,996	0.6%
Total Temporary Cash Investments (Cost $893,994)				893,996	2.5%
Total Investments (Cost $31,660,188)				36,980,756	101.2%
Other Assets and Liabilities
Other Assets[6,7]				1,495,383	4.1%
Liabilities[7]				(1,935,728)	(5.3%)
				(440,345)	(1.2%)
Net Assets				36,540,411	100.0%

					Amount
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value					36,980,756
Receivables for Investment Securities Sold					1,174,913
Other Assets[6,7]					320,470
Total Assets					38,476,139
Liabilities
Payables for Investment Securities Purchased					1,843,968
Other Liabilities[7]					91,760
Total Liabilities					1,935,728
Net Assets					36,540,411

Wellesley Income Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	30,944,391
Overdistributed Net Investment Income	(32,617)
Accumulated Net Realized Gains	298,502
Unrealized Appreciation (Depreciation)
Investment Securities	5,320,568
Futures Contracts	8,407
Foreign Currencies	1,160
Net Assets	36,540,411

Investor Shares—Net Assets
Applicable to 463,770,789 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,723,467
Net Asset Value Per Share—Investor Shares	$25.28

Admiral Shares—Net Assets
Applicable to 405,269,151 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,816,944
Net Asset Value Per Share—Admiral Shares	$61.24

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $617,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2014.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate value of these securities was $2,601,884,000, representing 7.1% of net assets.
6 Cash of $25,553,000 has been segregated as initial margin for open futures contracts.
7 Includes $670,000 of collateral received for TBA transactions.
ADR—American Depositary Receipt.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends[1]	264,819
Interest	368,628
Securities Lending	591
Total Income	634,038
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,821
Performance Adjustment	1,036
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,655
Management and Administrative—Admiral Shares	12,790
Marketing and Distribution—Investor Shares	1,399
Marketing and Distribution—Admiral Shares	2,015
Custodian Fees	266
Shareholders’ Reports—Investor Shares	100
Shareholders’ Reports—Admiral Shares	52
Trustees’ Fees and Expenses	28
Total Expenses	35,162
Net Investment Income	598,876
Realized Net Gain (Loss)
Investment Securities Sold	558,375
Futures Contracts	(41,210)
Swap Contracts	3,779
Foreign Currencies	543
Realized Net Gain (Loss)	521,487
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,058,144
Futures Contracts	33,825
Swap Contracts	(192)
Foreign Currencies	40
Change in Unrealized Appreciation (Depreciation)	1,091,817
Net Increase (Decrease) in Net Assets Resulting from Operations	2,212,180
1 Dividends are net of foreign withholding taxes of $3,062,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	598,876	1,037,171
Realized Net Gain (Loss)	521,487	972,091
Change in Unrealized Appreciation (Depreciation)	1,091,817	(58,585)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,212,180	1,950,677
Distributions
Net Investment Income
Investor Shares	(193,221)	(358,933)
Admiral Shares	(416,221)	(682,461)
Realized Capital Gain[1]
Investor Shares	(300,454)	(158,749)
Admiral Shares	(630,903)	(282,222)
Total Distributions	(1,540,799)	(1,482,365)
Capital Share Transactions
Investor Shares	66,800	(659,887)
Admiral Shares	1,665,871	1,851,294
Net Increase (Decrease) from Capital Share Transactions	1,732,671	1,191,407
Total Increase (Decrease)	2,404,052	1,659,719
Net Assets
Beginning of Period	34,136,359	32,476,640
End of Period[2]	36,540,411	34,136,359

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $63,096,000 and $2,633,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($32,617,000) and ($22,958,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.82	$24.47	$21.82	$21.60	$19.98	$19.60
Investment Operations
Net Investment Income	. 422.752		.787	. 819	. 819	. 914
Net Realized and Unrealized Gain (Loss)
on Investments	1.145	.688	2.648	.224	1.622	.703
Total from Investment Operations	1.567	1.440	3.435	1.043	2.441	1.617
Distributions
Dividends from Net Investment Income	(. 428)	(.755)	(.785)	(. 823)	(. 821)	(. 916)
Distributions from Realized Capital Gains	(.679)	(.335)	—	—	—	(.321)
Total Distributions	(1.107)	(1.090)	(.785)	(.823)	(.821)	(1.237)
Net Asset Value, End of Period	$25.28	$24.82	$24.47	$21.82	$21.60	$19.98

Total Return[1]	6.46%	6.02%	15.94%	4.86%	12.45%	9.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,723	$11,431	$11,916	$9,875	$10,061	$8,021
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.25%	0.25%	0.28%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.03%	3.39%	3.76%	3.99%	5.00%
Portfolio Turnover Rate	58%[3]	36%[3]	33%[3]	48%[3]	30%	53%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
3 Includes 18%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$60.12	$59.29	$52.86	$52.34	$48.41	$47.48
Investment Operations
Net Investment Income	1.044	1.867	1.949	2.021	2.019	2.259
Net Realized and Unrealized Gain (Loss)
on Investments	2.782	1.646	6.425	.528	3.936	1.713
Total from Investment Operations	3.826	3.513	8.374	2.549	5.955	3.972
Distributions
Dividends from Net Investment Income	(1.060)	(1.871)	(1.944)	(2.029)	(2.025)	(2.264)
Distributions from Realized Capital Gains	(1.646)	(.812)	—	—	—	(.778)
Total Distributions	(2.706)	(2.683)	(1.944)	(2.029)	(2.025)	(3.042)
Net Asset Value, End of Period	$61.24	$60.12	$59.29	$52.86	$52.34	$48.41

Total Return	6.51%	6.06%	16.04%	4.90%	12.54%	9.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,817	$22,705	$20,561	$13,197	$7,955	$5,774
Ratio of Total Expenses to
Average Net Assets[1]	0.18%	0.18%	0.18%	0.18%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.32%	3.10%	3.46%	3.83%	4.06%	5.10%
Portfolio Turnover Rate	58%[2]	36%[2]	33%[2]	48%[2]	30%	53%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
2 Includes 18%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse

Wellesley Income Fund

is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented 0% and 5% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its

Wellesley Income Fund

counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended March 31, 2014, the fund’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average notional amounts.

The fund had no open swap contracts at March 31, 2014.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions

Wellesley Income Fund

may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Assets and Liabilities.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of

Wellesley Income Fund

trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $1,036,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $3,870,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,961,249	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	836,400	36,994
Corporate Bonds	—	14,508,720	227,488
Sovereign Bonds	—	455,119	—
Taxable Municipal Bonds	—	1,060,160	—
Common Stocks	12,634,454	1,366,176	—
Temporary Cash Investments	—	893,996	—
Futures Contracts—Assets[1]	936	—	—
Futures Contracts—Liabilities[1]	(981)	—	—
Total	12,634,409	24,081,820	264,482
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2014, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(41,210)	—	(41,210)
Swap Contracts	—	3,779	3,779
Realized Net Gain (Loss) on Derivatives	(41,210)	3,779	(37,431)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	33,825	—	33,825
Swap Contracts	—	(192)	(192)
Change in Unrealized Appreciation (Depreciation) on Derivatives	33,825	(192)	33,633

At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	June 2014	(16,931)	(2,090,979)	8,811
Ultra-Long U. S. Treasury Bond	June 2014	(161)	(23,259)	(404)
				8,407

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Wellesley Income Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2014, the fund realized net foreign currency gains of $543,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $364,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2014, the cost of investment securities for tax purposes was $31,749,011,000. Net unrealized appreciation of investment securities for tax purposes was $5,231,745,000, consisting of unrealized gains of $5,404,108,000 on securities that had risen in value since their purchase and $172,363,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2014, the fund purchased $3,267,823,000 of investment securities and sold $3,266,380,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,150,208,000 and $6,661,152,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,311,963	52,309	3,066,757	123,826
Issued in Lieu of Cash Distributions	460,895	18,681	480,973	19,672
Redeemed	(1,706,058)	(67,874)	(4,207,617)	(169,736)
Net Increase (Decrease)—Investor Shares	66,800	3,116	(659,887)	(26,238)
Admiral Shares
Issued	2,510,828	41,251	5,334,590	88,825
Issued in Lieu of Cash Distributions	936,729	15,672	847,259	14,299
Redeemed	(1,781,686)	(29,342)	(4,330,555)	(72,246)
Net Increase (Decrease)—Admiral Shares	1,665,871	27,581	1,851,294	30,878

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.56	$1.29
Admiral Shares	1,000.00	1,065.08	0.93
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.68	$1.26
Admiral Shares	1,000.00	1,024.03	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
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You can review and copy information about your fund at
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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (13.6%)
U.S. Government Securities (7.6%)
1	United States Treasury Note/Bond	0.250%	10/31/14	12,025	12,036
	United States Treasury Note/Bond	0.250%	5/31/15	52,171	52,228
	United States Treasury Note/Bond	0.375%	6/30/15	222,700	223,292
	United States Treasury Note/Bond	0.375%	8/31/15	105,800	106,065
	United States Treasury Note/Bond	0.250%	9/30/15	256,000	256,079
	United States Treasury Note/Bond	0.250%	11/30/15	260,000	259,839
	United States Treasury Note/Bond	0.250%	12/31/15	78,400	78,302
	United States Treasury Note/Bond	1.500%	6/30/16	314,200	320,826
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,043
	United States Treasury Note/Bond	0.750%	10/31/17	120,000	118,087
	United States Treasury Note/Bond	0.625%	4/30/18	90,000	87,188
	United States Treasury Note/Bond	1.375%	9/30/18	616,100	610,808
	United States Treasury Note/Bond	2.875%	5/15/43	688,560	600,879
	United States Treasury Note/Bond	3.750%	11/15/43	15,859	16,419
					2,787,091
Agency Bonds and Notes (0.4%)
	Arab Republic of Egypt	4.450%	9/15/15	22,500	23,320
	Private Export Funding Corp.	2.250%	12/15/17	51,055	52,416
2	Tennessee Valley Authority	4.375%	6/15/15	35,000	36,718
2	Tennessee Valley Authority	4.625%	9/15/60	19,800	19,045
					131,499
Conventional Mortgage-Backed Securities (5.3%)
3,4	Fannie Mae Pool	2.500%	3/1/27–1/1/29	10,939	10,945
3,4,5	Fannie Mae Pool	3.500%	4/1/44	473,800	476,463
3,4,5	Fannie Mae Pool	4.000%	4/1/44	262,000	272,233
3,4	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	9	8
3,4	Freddie Mac Gold Pool	4.500%	4/1/25–4/1/44	1,089,714	1,163,893
3,4	Freddie Mac Gold Pool	5.500%	2/1/19–3/1/41	6,356	7,018
4	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	91	101
4	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	7,793	8,634
					1,939,295
Nonconventional Mortgage-Backed Securities (0.3%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	6,910	6,748
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	13,629
3,4	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,002
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	78,985

					103,364

Total U.S. Government and Agency Obligations (Cost $4,922,064)					4,961,249

Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
4	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,079
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	95,400
4	AmeriCredit Automobile Receivables Trust 2010-3	3.340%	4/8/16	6,046	6,116
4	AmeriCredit Automobile Receivables Trust 2011-1	2.190%	2/8/16	2,109	2,121
4	AmeriCredit Automobile Receivables Trust 2011-3	1.170%	1/8/16	11	11
4	AmeriCredit Automobile Receivables Trust 2011-3	2.280%	6/8/16	10,000	10,017
4,6,7	Apidos CDO	0.000%	4/17/26	39,850	39,810
4,6,7	ARES CLO Ltd.	0.000%	4/17/26	39,670	39,670
4,6,7	Atrium IX	1.533%	2/28/24	5,350	5,308
4,7	Avis Budget Rental Car Funding AESOP LLC 2010-4A	2.090%	4/20/15	3,244	3,251
4,7	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	8,000	8,285
4	Banc of America Commercial Mortgage Trust 2006-2	5.731%	5/10/45	12,360	13,349

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	15,090	16,276
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	9,000	9,740
4,6,7	Carlyle Global Market Strategies CLO 2013-3 Ltd.	1.359%	7/15/25	8,305	8,183
4,6,7	CECLO 2013-20A 144A	1.724%	1/25/26	40,000	39,864
4,6,7	CIFC Funding Ltd.	1.658%	4/18/25	38,255	38,140
4,7	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	18,000	18,489
4	COMM 2006-C7 Mortgage Trust	5.768%	6/10/46	9,560	10,303
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	15,801
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	10,999	11,863
4,6,7	Dryden Senior Loan Fund	1.620%	4/18/26	37,710	37,311
4,7	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	15,309	15,353
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,511
4,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	28,680	30,033
4,7	Hertz Vehicle Financing LLC 2011-1A	2.200%	3/25/16	28,910	29,265
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	37,899
4,6,7	ING Investment Management Co.	1.769%	4/18/26	37,635	37,635
4	LB-UBS Commercial Mortgage Trust 2006-C4	5.833%	6/15/38	9,407	10,187
4,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.139%	4/15/41	24,200	27,608
4,6,7	Limerock CLO	1.735%	4/18/26	43,000	42,954
4,6,7	Madison Park Funding Ltd.	1.635%	1/19/25	24,975	24,841
4	Merrill Lynch Mortgage Trust 2006-C1	5.657%	5/12/39	10,965	11,809
4	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	10,000	10,333
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	25,318
4,6,7	OZLM VI Ltd.	0.000%	4/17/26	30,910	30,879
4	Santander Drive Auto Receivables Trust 2012-5	0.830%	12/15/16	6,288	6,293
4,7	Springleaf Funding Trust	2.410%	12/15/22	37,000	36,994
4,7	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,212
4	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	6,883

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $871,794)					873,394

Corporate Bonds (40.3%)
Finance (15.7%)
	Banking (11.7%)
	American Express Co.	7.250%	5/20/14	17,000	17,154
	American Express Co.	5.500%	9/12/16	25,000	27,693
	American Express Co.	6.150%	8/28/17	35,000	40,324
	American Express Credit Corp.	2.750%	9/15/15	56,365	58,094
	American Express Credit Corp.	2.800%	9/19/16	13,635	14,233
	American Express Credit Corp.	2.375%	3/24/17	35,650	36,909
	Bank of America Corp.	3.625%	3/17/16	10,000	10,501
	Bank of America Corp.	3.750%	7/12/16	28,940	30,630
	Bank of America Corp.	5.625%	10/14/16	22,500	24,872
	Bank of America Corp.	5.650%	5/1/18	60,090	68,015
	Bank of America Corp.	5.625%	7/1/20	28,825	32,827
	Bank of America Corp.	5.875%	1/5/21	10,285	11,881
	Bank of America Corp.	5.000%	5/13/21	35,910	39,553
	Bank of America Corp.	3.300%	1/11/23	18,875	18,172
	Bank of America Corp.	4.100%	7/24/23	47,670	48,322
	Bank of America Corp.	4.125%	1/22/24	15,000	15,159
	Bank of America Corp.	4.000%	4/1/24	38,380	38,309
	Bank of America Corp.	5.875%	2/7/42	8,770	10,111
	Bank of America Corp.	5.000%	1/21/44	10,000	10,177
	Bank of Montreal	2.500%	1/11/17	71,580	74,122
	Bank of Montreal	2.375%	1/25/19	29,000	29,179
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,170
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	56,593
	Bank of Nova Scotia	3.400%	1/22/15	47,000	48,193
	Bank of Nova Scotia	2.550%	1/12/17	31,000	32,084
	Bank One Corp.	7.750%	7/15/25	25,000	32,144
7	Barclays Bank plc	6.050%	12/4/17	27,600	30,887

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barclays Bank plc	2.500%	2/20/19	25,800	25,910
Barclays Bank plc	6.750%	5/22/19	18,605	22,337
Barclays Bank plc	5.125%	1/8/20	12,065	13,510
Barclays Bank plc	5.140%	10/14/20	7,935	8,447
BB&T Corp.	1.600%	8/15/17	19,775	19,831
BB&T Corp.	5.250%	11/1/19	19,000	21,360
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,704
BNP Paribas SA	3.250%	3/11/15	34,770	35,655
BNP Paribas SA	2.400%	12/12/18	11,000	10,997
BNP Paribas SA	3.250%	3/3/23	6,750	6,560
BPCE SA	2.500%	12/10/18	41,670	41,841
7 BPCE SA	5.150%	7/21/24	17,010	16,901
Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	42,223
Capital One Financial Corp.	7.375%	5/23/14	18,335	18,512
Capital One Financial Corp.	2.150%	3/23/15	24,030	24,402
Capital One Financial Corp.	3.150%	7/15/16	6,787	7,117
Capital One Financial Corp.	4.750%	7/15/21	36,165	39,601
Citigroup Inc.	6.010%	1/15/15	10,099	10,528
Citigroup Inc.	4.750%	5/19/15	6,948	7,252
Citigroup Inc.	4.587%	12/15/15	15,410	16,363
Citigroup Inc.	3.953%	6/15/16	41,322	43,800
Citigroup Inc.	4.450%	1/10/17	7,075	7,630
Citigroup Inc.	6.125%	11/21/17	18,000	20,600
Citigroup Inc.	1.750%	5/1/18	13,000	12,775
Citigroup Inc.	6.125%	5/15/18	8,500	9,775
Citigroup Inc.	2.500%	9/26/18	31,000	31,201
Citigroup Inc.	8.500%	5/22/19	28,000	35,651
Citigroup Inc.	5.375%	8/9/20	72,645	81,849
Citigroup Inc.	4.500%	1/14/22	30,140	31,813
Citigroup Inc.	6.625%	6/15/32	9,000	10,339
Citigroup Inc.	6.000%	10/31/33	15,000	16,162
Citigroup Inc.	6.125%	8/25/36	50,000	54,701
Citigroup Inc.	8.125%	7/15/39	3,380	4,844
Citigroup Inc.	5.875%	1/30/42	7,460	8,550
Citigroup Inc.	4.950%	11/7/43	7,000	7,125
Comerica Inc.	3.000%	9/16/15	3,065	3,170
7 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	28,000	28,683
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	44,660	44,546
7 Credit Agricole SA	3.500%	4/13/15	28,000	28,673
Credit Suisse	3.500%	3/23/15	22,970	23,648
Credit Suisse	5.300%	8/13/19	9,000	10,215
Credit Suisse	4.375%	8/5/20	25,000	27,005
Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,618
Deutsche Bank AG	3.450%	3/30/15	44,000	45,287
Goldman Sachs Group Inc.	3.625%	2/7/16	5,975	6,256
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	27,437
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,100
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	25,146
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,314
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	77,776
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	76,089
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,596
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	23,247
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	27,517
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	42,379
7 HSBC Bank plc	3.500%	6/28/15	30,000	31,109
7 HSBC Bank plc	4.750%	1/19/21	42,960	47,347
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,100
HSBC Bank USA NA	5.875%	11/1/34	21,000	23,793
HSBC Holdings plc	4.000%	3/30/22	10,870	11,283
HSBC Holdings plc	7.625%	5/17/32	15,800	20,357
HSBC Holdings plc	6.500%	5/2/36	22,000	25,870
HSBC Holdings plc	6.100%	1/14/42	43,680	53,017
HSBC Holdings plc	5.250%	3/14/44	5,795	5,833

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC USA Inc.	1.625%	1/16/18	35,910	35,659
Huntington National Bank	2.200%	4/1/19	17,850	17,636
7 ING Bank NV	3.750%	3/7/17	35,000	37,119
JPMorgan Chase & Co.	5.125%	9/15/14	5,625	5,744
JPMorgan Chase & Co.	2.000%	8/15/17	51,000	51,593
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	80,186
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,293
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	35,750
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,688
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,049
JPMorgan Chase & Co.	3.375%	5/1/23	21,215	20,085
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,275
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	79,320
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	17,889
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	14,602
7 Lloyds Bank plc	4.375%	1/12/15	14,665	15,097
Mellon Funding Corp.	5.000%	12/1/14	12,000	12,362
Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	37,704
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	33,551
Morgan Stanley	6.000%	5/13/14	20,894	21,022
Morgan Stanley	4.000%	7/24/15	32,000	33,342
Morgan Stanley	3.800%	4/29/16	9,470	9,988
Morgan Stanley	5.450%	1/9/17	15,000	16,568
Morgan Stanley	5.950%	12/28/17	10,000	11,394
Morgan Stanley	6.625%	4/1/18	15,000	17,502
Morgan Stanley	2.125%	4/25/18	104,400	104,232
Morgan Stanley	2.500%	1/24/19	43,200	42,992
Morgan Stanley	7.300%	5/13/19	53,955	65,393
Morgan Stanley	5.500%	7/24/20	15,000	16,923
Morgan Stanley	5.750%	1/25/21	13,900	15,904
Morgan Stanley	7.250%	4/1/32	51,100	66,762
National City Bank	5.800%	6/7/17	50,000	56,391
7 Nordea Bank AB	3.700%	11/13/14	12,155	12,408
Northern Trust Corp.	3.450%	11/4/20	10,285	10,819
PNC Bank NA	5.250%	1/15/17	16,000	17,651
PNC Funding Corp.	4.250%	9/21/15	5,765	6,060
7 Standard Chartered plc	3.850%	4/27/15	8,525	8,811
State Street Corp.	5.375%	4/30/17	55,500	62,307
7 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	29,241
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	59,424
UBS AG	3.875%	1/15/15	15,107	15,511
UBS AG	4.875%	8/4/20	45,000	49,843
US Bancorp	1.650%	5/15/17	25,000	25,325
US Bancorp	3.700%	1/30/24	39,005	39,509
US Bank NA	4.950%	10/30/14	12,400	12,724
Wachovia Bank NA	4.800%	11/1/14	19,640	20,131
Wachovia Corp.	5.750%	2/1/18	9,500	10,887
Wachovia Corp.	6.605%	10/1/25	15,000	17,643
Wells Fargo & Co.	3.750%	10/1/14	20,000	20,343
Wells Fargo & Co.	3.625%	4/15/15	11,400	11,774
Wells Fargo & Co.	3.676%	6/15/16	17,000	18,052
Wells Fargo & Co.	2.625%	12/15/16	20,000	20,906
Wells Fargo & Co.	5.625%	12/11/17	47,000	53,598
Wells Fargo & Co.	3.000%	1/22/21	27,580	27,658
Wells Fargo & Co.	4.600%	4/1/21	40,000	44,084
Wells Fargo & Co.	3.500%	3/8/22	61,300	62,567
Wells Fargo & Co.	3.450%	2/13/23	17,035	16,536
Wells Fargo & Co.	4.480%	1/16/24	34,444	35,789
Wells Fargo & Co.	5.606%	1/15/44	28,551	31,042

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,524

Finance Companies (1.1%)
General Electric Capital Corp.	5.300%	2/11/21	6,305	7,084
General Electric Capital Corp.	4.650%	10/17/21	65,000	71,439
General Electric Capital Corp.	3.150%	9/7/22	58,351	57,447
General Electric Capital Corp.	3.100%	1/9/23	7,785	7,602
General Electric Capital Corp.	6.750%	3/15/32	75,000	96,321
General Electric Capital Corp.	6.150%	8/7/37	11,850	14,391
General Electric Capital Corp.	5.875%	1/14/38	96,305	113,690
General Electric Capital Corp.	6.875%	1/10/39	33,000	43,342
Insurance (2.4%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,726
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,818
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,594
Aetna Inc.	1.750%	5/15/17	2,966	2,996
Aetna Inc.	6.500%	9/15/18	5,395	6,377
American International Group Inc.	4.125%	2/15/24	15,475	15,843
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	36,555
Cigna Corp.	2.750%	11/15/16	13,365	13,935
CNA Financial Corp.	3.950%	5/15/24	4,335	4,356
7 Five Corners Funding Trust	4.419%	11/15/23	35,685	36,516
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	18,464
7 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	11,984
7 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	26,969
Loews Corp.	2.625%	5/15/23	19,375	17,771
7 MassMutual Global Funding II	2.875%	4/21/14	3,878	3,883
7 MassMutual Global Funding II	2.100%	8/2/18	45,015	44,780
MetLife Inc.	4.125%	8/13/42	5,300	4,970
MetLife Inc.	4.875%	11/13/43	25,940	27,060
7 Metropolitan Life Global Funding I	2.000%	1/9/15	17,000	17,204
7 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	34,899
7 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,196
7 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,059
7 New York Life Global Funding	1.650%	5/15/17	53,000	53,268
7 New York Life Insurance Co.	5.875%	5/15/33	44,785	51,830
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,263
Prudential Financial Inc.	4.750%	6/13/15	21,000	22,012
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,703
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,000
7 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	7,935
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,949
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,960
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	25,412
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,203
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,288
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,417
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	25,740
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	36,227
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	29,626
WellPoint Inc.	2.300%	7/15/18	12,045	12,091
WellPoint Inc.	3.700%	8/15/21	25,635	26,195
WellPoint Inc.	3.125%	5/15/22	30,450	29,392
WellPoint Inc.	3.300%	1/15/23	20,000	19,313
Real Estate Investment Trusts (0.5%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,798
Duke Realty LP	6.500%	1/15/18	5,170	5,910
HCP Inc.	6.000%	1/30/17	20,000	22,478
Liberty Property LP	6.625%	10/1/17	10,096	11,575
Realty Income Corp.	5.950%	9/15/16	9,940	10,989
Realty Income Corp.	5.750%	1/15/21	8,675	9,820

5

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	5.100%	6/15/15	16,000	16,865
Simon Property Group LP	5.250%	12/1/16	5,000	5,516
Simon Property Group LP	5.875%	3/1/17	15,000	16,838
Simon Property Group LP	6.125%	5/30/18	6,625	7,694
Simon Property Group LP	4.375%	3/1/21	22,000	23,928
Simon Property Group LP	4.125%	12/1/21	12,946	13,851
7 WEA Finance LLC	7.125%	4/15/18	21,425	25,434
				5,744,558
Industrial (21.7%)
Basic Industry (0.7%)
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,590	39,602
CF Industries Inc.	5.375%	3/15/44	28,635	29,630
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	23,945
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	16,786
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,617
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	38,039
Rio Tinto Finance USA plc	2.250%	12/14/18	33,400	33,386
Rio Tinto Finance USA plc	3.500%	3/22/22	44,000	43,931
Capital Goods (1.6%)
3M Co.	6.375%	2/15/28	20,825	26,870
Boeing Co.	3.750%	11/20/16	23,500	25,255
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,718
Caterpillar Financial Services Corp.	2.625%	3/1/23	48,000	45,151
Caterpillar Inc.	3.900%	5/27/21	32,880	34,939
Caterpillar Inc.	2.600%	6/26/22	9,575	9,113
Caterpillar Inc.	3.803%	8/15/42	20,469	18,267
Deere & Co.	4.375%	10/16/19	13,090	14,511
Dover Corp.	4.875%	10/15/15	10,000	10,667
Eaton Corp.	5.300%	3/15/17	20,000	22,109
Eaton Corp.	6.500%	6/1/25	10,000	11,901
General Dynamics Corp.	3.875%	7/15/21	9,950	10,514
General Electric Co.	2.700%	10/9/22	14,000	13,571
General Electric Co.	4.125%	10/9/42	7,940	7,617
Honeywell International Inc.	4.250%	3/1/21	29,484	32,245
Illinois Tool Works Inc.	3.500%	3/1/24	53,930	53,962
John Deere Capital Corp.	2.000%	1/13/17	53,000	54,296
John Deere Capital Corp.	3.150%	10/15/21	21,251	21,432
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,895
Raytheon Co.	3.125%	10/15/20	10,000	10,159
7 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	51,018
United Technologies Corp.	1.800%	6/1/17	13,070	13,299
United Technologies Corp.	4.500%	4/15/20	24,170	26,795
United Technologies Corp.	3.100%	6/1/22	10,095	10,071
United Technologies Corp.	4.500%	6/1/42	38,885	39,532
Communication (4.8%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,052
21st Century Fox America Inc.	4.000%	10/1/23	5,445	5,543
21st Century Fox America Inc.	6.200%	12/15/34	11,000	12,742
21st Century Fox America Inc.	6.150%	3/1/37	12,668	14,630
21st Century Fox America Inc.	6.650%	11/15/37	5,320	6,456
21st Century Fox America Inc.	6.150%	2/15/41	7,985	9,313
America Movil SAB de CV	3.125%	7/16/22	66,820	63,858
America Movil SAB de CV	6.125%	3/30/40	10,000	11,359
America Movil SAB de CV	4.375%	7/16/42	17,680	15,782
7 American Tower Trust I	1.551%	3/15/18	13,530	13,208
7 American Tower Trust I	3.070%	3/15/23	3,600	3,436
AT&T Inc.	2.500%	8/15/15	21,000	21,530
AT&T Inc.	2.950%	5/15/16	40,093	41,802
AT&T Inc.	1.400%	12/1/17	20,000	19,813
AT&T Inc.	2.300%	3/11/19	43,350	43,095
AT&T Inc.	3.875%	8/15/21	20,000	20,876
AT&T Inc.	3.000%	2/15/22	10,000	9,710
AT&T Inc.	6.500%	9/1/37	50,000	58,693

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	6.300%	1/15/38	2,863	3,274
AT&T Inc.	6.400%	5/15/38	5,000	5,791
AT&T Inc.	6.550%	2/15/39	19,580	23,102
AT&T Inc.	5.350%	9/1/40	33,257	33,938
AT&T Inc.	5.550%	8/15/41	12,137	12,669
CBS Corp.	4.300%	2/15/21	22,710	23,948
Comcast Corp.	3.600%	3/1/24	31,280	31,506
Comcast Corp.	4.250%	1/15/33	15,060	14,780
Comcast Corp.	6.450%	3/15/37	20,000	24,604
Comcast Corp.	6.950%	8/15/37	45,000	58,453
Comcast Corp.	4.500%	1/15/43	20,000	19,569
Comcast Corp.	4.750%	3/1/44	13,005	13,179
7 COX Communications Inc.	5.875%	12/1/16	40,000	44,645
7 COX Communications Inc.	4.700%	12/15/42	4,435	3,993
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,557
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	43,209
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	16,655	16,446
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,125	11,107
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,900	5,164
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	10,753
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	20,875	20,744
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	22,000	22,118
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	8,000	8,318
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	24,895	27,061
Discovery Communications LLC	5.625%	8/15/19	7,635	8,692
Discovery Communications LLC	5.050%	6/1/20	13,365	14,834
Discovery Communications LLC	3.250%	4/1/23	4,465	4,295
Discovery Communications LLC	4.950%	5/15/42	3,205	3,140
Discovery Communications LLC	4.875%	4/1/43	6,780	6,624
Grupo Televisa SAB	6.625%	1/15/40	13,805	15,739
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	30,867
7 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	46,275
7 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	82,160
NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,202
Orange SA	9.000%	3/1/31	40,000	57,788
7 SBA Tower Trust	4.254%	4/15/15	16,640	17,184
7 SBA Tower Trust	2.933%	12/15/17	28,850	29,456
Time Warner Cable Inc.	5.850%	5/1/17	70,000	78,801
Time Warner Cable Inc.	6.550%	5/1/37	8,670	10,070
Time Warner Cable Inc.	7.300%	7/1/38	5,685	7,148
Time Warner Cable Inc.	6.750%	6/15/39	5,795	6,877
Time Warner Cable Inc.	5.875%	11/15/40	7,570	8,237
Verizon Communications Inc.	3.000%	4/1/16	5,630	5,877
Verizon Communications Inc.	3.450%	3/15/21	15,585	15,804
Verizon Communications Inc.	3.500%	11/1/21	78,905	79,466
Verizon Communications Inc.	6.400%	9/15/33	62,160	73,539
Verizon Communications Inc.	6.400%	2/15/38	23,000	26,901
Verizon Communications Inc.	4.750%	11/1/41	28,730	27,677
Verizon Communications Inc.	6.550%	9/15/43	89,955	108,840
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,035
Verizon Virginia LLC	7.875%	1/15/22	16,000	19,438
Vodafone Group plc	1.250%	9/26/17	37,000	36,584
Vodafone Group plc	5.450%	6/10/19	26,000	29,767
Consumer Cyclical (3.7%)
Amazon.com Inc.	2.500%	11/29/22	31,600	29,454
7 American Honda Finance Corp.	2.500%	9/21/15	25,000	25,670
7 American Honda Finance Corp.	1.500%	9/11/17	15,750	15,738
7 American Honda Finance Corp.	1.600%	2/16/18	14,340	14,230
American Honda Finance Corp.	2.125%	10/10/18	29,535	29,660
AutoZone Inc.	4.000%	11/15/20	25,000	26,113
AutoZone Inc.	3.700%	4/15/22	12,752	12,794
AutoZone Inc.	3.125%	7/15/23	22,000	20,826
CVS Caremark Corp.	5.750%	6/1/17	12,176	13,766

7

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CVS Caremark Corp.	2.750%	12/1/22	20,000	18,869
4,7	CVS Pass-Through Trust	5.926%	1/10/34	15,656	17,425
7	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,761
7	Daimler Finance North America LLC	2.625%	9/15/16	44,000	45,615
7	Daimler Finance North America LLC	2.250%	7/31/19	55,275	54,567
	eBay Inc.	1.350%	7/15/17	10,960	10,955
	eBay Inc.	2.600%	7/15/22	17,530	16,643
	Ford Motor Credit Co. LLC	2.375%	3/12/19	55,300	54,836
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,525
	Home Depot Inc.	3.950%	9/15/20	5,500	5,933
	Home Depot Inc.	4.400%	4/1/21	12,300	13,540
	Home Depot Inc.	2.700%	4/1/23	24,715	23,453
7	Hyundai Capital America	1.625%	10/2/15	13,520	13,621
	Johnson Controls Inc.	5.000%	3/30/20	29,000	32,232
	Johnson Controls Inc.	3.750%	12/1/21	25,000	25,871
	Lowe's Cos. Inc.	5.000%	10/15/15	20,000	21,347
	Lowe's Cos. Inc.	2.125%	4/15/16	16,665	17,119
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,430
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	12,043
	McDonald's Corp.	1.875%	5/29/19	6,180	6,146
	McDonald's Corp.	3.500%	7/15/20	21,760	22,879
	McDonald's Corp.	2.625%	1/15/22	10,175	9,869
7	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,434
7	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	37,999
7	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,357
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,994
	Target Corp.	5.375%	5/1/17	5,000	5,614
	Target Corp.	6.000%	1/15/18	16,500	19,021
	Target Corp.	2.900%	1/15/22	24,000	23,551
	Target Corp.	7.000%	1/15/38	17,500	23,207
	Time Warner Inc.	5.875%	11/15/16	39,000	43,755
	Time Warner Inc.	4.750%	3/29/21	13,000	14,268
	Time Warner Inc.	6.250%	3/29/41	8,000	9,372
	Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	30,940
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,699
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,328
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	33,890
	Viacom Inc.	6.250%	4/30/16	20,000	22,159
	Viacom Inc.	5.625%	9/15/19	10,000	11,431
	Viacom Inc.	3.875%	12/15/21	9,815	10,046
7	Volkswagen International Finance NV	1.625%	3/22/15	50,000	50,378
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	79,341
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,513
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,387
	Wal-Mart Stores Inc.	2.550%	4/11/23	70,275	66,230
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	62,233
	Consumer Noncyclical (7.1%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,570
	AbbVie Inc.	2.000%	11/6/18	34,395	34,086
	Altria Group Inc.	4.750%	5/5/21	40,806	44,457
	Altria Group Inc.	2.850%	8/9/22	13,000	12,201
	Altria Group Inc.	4.500%	5/2/43	46,000	42,255
	Amgen Inc.	2.300%	6/15/16	11,460	11,806
	Amgen Inc.	5.150%	11/15/41	31,000	31,803
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	8,244
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,154
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	75,000	86,251
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	7,637
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	49,836	47,026
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	5,903
	AstraZeneca plc	5.900%	9/15/17	50,000	57,381
	AstraZeneca plc	1.950%	9/18/19	34,225	33,450
7	Avery 2014 A 144A	1.755%	4/25/26	36,540	36,540

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 BAT International Finance plc	3.250%	6/7/22	50,880	49,901
Baxter International Inc.	2.400%	8/15/22	34,155	31,632
Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,571
Bestfoods	6.625%	4/15/28	25,000	31,432
Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	16,397
Cardinal Health Inc.	5.850%	12/15/17	4,000	4,523
Cardinal Health Inc.	1.700%	3/15/18	2,401	2,380
Cardinal Health Inc.	3.200%	3/15/23	11,650	11,294
7 Cargill Inc.	6.000%	11/27/17	7,000	8,014
7 Cargill Inc.	6.125%	9/15/36	22,000	26,367
7 Cargill Inc.	6.625%	9/15/37	42,830	54,497
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,902
4 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	12,455	11,414
Coca-Cola Co.	5.350%	11/15/17	50,000	57,200
Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,093
Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,241
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,719
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	15,950
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,303
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	28,055
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,064
ConAgra Foods Inc.	1.900%	1/25/18	8,125	8,052
ConAgra Foods Inc.	3.200%	1/25/23	6,990	6,682
Diageo Capital plc	5.500%	9/30/16	11,066	12,335
Diageo Capital plc	2.625%	4/29/23	42,580	39,570
Diageo Investment Corp.	2.875%	5/11/22	17,245	16,724
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,686
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	6,850	6,582
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	6,900	6,481
Eli Lilly & Co.	5.500%	3/15/27	20,000	23,290
Eli Lilly & Co.	4.650%	6/15/44	23,540	24,247
Express Scripts Holding Co.	2.650%	2/15/17	58,371	60,475
Express Scripts Holding Co.	4.750%	11/15/21	10,000	10,855
General Mills Inc.	5.650%	2/15/19	6,850	7,888
6 General Mills Inc.	6.390%	2/5/23	50,000	57,062
Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,468
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	22,976
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	29,335	28,133
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,390
GlaxoSmithKline Capital plc	1.500%	5/8/17	20,770	20,912
GlaxoSmithKline Capital plc	2.850%	5/8/22	43,395	42,402
7 Heineken NV	1.400%	10/1/17	7,495	7,464
7 Heineken NV	2.750%	4/1/23	22,335	20,688
7 Heineken NV	4.000%	10/1/42	1,260	1,130
Johnson & Johnson	6.730%	11/15/23	15,000	19,220
Kaiser Foundation Hospitals	3.500%	4/1/22	11,760	11,525
Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	12,492
Kellogg Co.	4.000%	12/15/20	25,885	27,305
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	29,411
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,343
Kraft Foods Group Inc.	3.500%	6/6/22	36,735	36,961
Kraft Foods Group Inc.	5.000%	6/4/42	11,075	11,562
Kroger Co.	2.200%	1/15/17	22,780	23,305
Kroger Co.	3.300%	1/15/21	13,605	13,569
Kroger Co.	3.850%	8/1/23	5,055	5,026
McKesson Corp.	3.250%	3/1/16	4,910	5,126
McKesson Corp.	2.700%	12/15/22	7,010	6,536
McKesson Corp.	2.850%	3/15/23	6,840	6,469
McKesson Corp.	3.796%	3/15/24	14,565	14,557
Medtronic Inc.	1.375%	4/1/18	16,225	16,024
Medtronic Inc.	3.625%	3/15/24	7,510	7,574
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	12,179
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	5,832
Merck & Co. Inc.	1.300%	5/18/18	20,615	20,201

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,050
Merck & Co. Inc.	2.800%	5/18/23	15,650	14,951
Merck & Co. Inc.	4.150%	5/18/43	28,405	27,443
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,437
Molson Coors Brewing Co.	2.000%	5/1/17	1,036	1,050
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	14,944
Molson Coors Brewing Co.	5.000%	5/1/42	13,220	13,843
Mondelez International Inc.	4.125%	2/9/16	15,000	15,871
Mondelez International Inc.	6.500%	2/9/40	8,312	10,484
Novartis Capital Corp.	3.400%	5/6/24	61,500	61,383
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,066
PepsiCo Inc.	3.100%	1/15/15	24,287	24,814
PepsiCo Inc.	3.125%	11/1/20	48,610	49,739
PepsiCo Inc.	2.750%	3/5/22	12,360	11,971
PepsiCo Inc.	4.000%	3/5/42	35,200	32,333
Pfizer Inc.	6.200%	3/15/19	28,600	33,839
Pfizer Inc.	3.000%	6/15/23	40,000	38,983
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,446
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,953
Philip Morris International Inc.	2.500%	8/22/22	13,250	12,458
Philip Morris International Inc.	2.625%	3/6/23	23,000	21,498
Philip Morris International Inc.	3.875%	8/21/42	22,785	20,194
4 Procter & Gamble - Esop	9.360%	1/1/21	15,997	20,129
Procter & Gamble Co.	6.450%	1/15/26	25,000	31,867
Procter & Gamble Co.	5.550%	3/5/37	25,000	29,705
7 Roche Holdings Inc.	6.000%	3/1/19	25,468	29,863
7 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,553
7 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,432
7 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	5,987
7 SABMiller plc	6.500%	7/15/18	30,000	35,182
Sanofi	4.000%	3/29/21	36,275	38,943
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,724
7 Tesco plc	5.500%	11/15/17	10,000	11,114
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,251
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,190
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,742
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	18,901
Unilever Capital Corp.	4.250%	2/10/21	78,185	85,347
Wyeth LLC	5.950%	4/1/37	15,000	18,155
Zoetis Inc.	3.250%	2/1/23	3,160	3,060
Zoetis Inc.	4.700%	2/1/43	3,790	3,763
Energy (1.7%)
Apache Corp.	6.900%	9/15/18	5,000	6,004
7 BG Energy Capital plc	2.875%	10/15/16	26,655	27,752
BP Capital Markets plc	3.200%	3/11/16	10,000	10,482
BP Capital Markets plc	2.248%	11/1/16	34,545	35,709
BP Capital Markets plc	4.750%	3/10/19	18,140	20,187
BP Capital Markets plc	4.500%	10/1/20	28,000	30,485
BP Capital Markets plc	4.742%	3/11/21	10,000	11,069
BP Capital Markets plc	3.245%	5/6/22	10,000	9,931
BP Capital Markets plc	2.500%	11/6/22	8,000	7,466
BP Capital Markets plc	3.994%	9/26/23	6,155	6,337
BP Capital Markets plc	3.814%	2/10/24	24,850	25,076
Chevron Corp.	3.191%	6/24/23	42,875	42,496
ConocoPhillips	7.000%	3/30/29	11,500	14,723
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	16,790
Encana Corp.	6.500%	8/15/34	15,000	17,439
EOG Resources Inc.	5.625%	6/1/19	8,285	9,580
Halliburton Co.	3.500%	8/1/23	61,000	61,082
7 Motiva Enterprises LLC	5.750%	1/15/20	2,535	2,880
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,559
Occidental Petroleum Corp.	2.700%	2/15/23	18,000	17,052
7 Schlumberger Investment SA	2.400%	8/1/22	20,765	19,453

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.375%	3/25/20	24,000	26,405
Shell International Finance BV	2.250%	1/6/23	46,000	42,442
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,064
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,603
Total Capital International SA	1.550%	6/28/17	38,435	38,771
Total Capital International SA	2.700%	1/25/23	30,390	28,687
Other Industrial (0.2%)
7 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,625
7 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,705
7 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,630
4 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	23,113
Technology (1.3%)
Apple Inc.	2.400%	5/3/23	43,355	40,305
Apple Inc.	3.850%	5/4/43	15,275	13,591
Cisco Systems Inc.	2.125%	3/1/19	17,675	17,674
Cisco Systems Inc.	4.450%	1/15/20	41,500	45,628
Cisco Systems Inc.	2.900%	3/4/21	10,700	10,685
EMC Corp.	1.875%	6/1/18	17,750	17,727
EMC Corp.	2.650%	6/1/20	17,750	17,763
EMC Corp.	3.375%	6/1/23	17,750	17,573
Intel Corp.	3.300%	10/1/21	10,000	10,219
International Business Machines Corp.	2.000%	1/5/16	10,000	10,268
International Business Machines Corp.	1.250%	2/6/17	8,395	8,460
International Business Machines Corp.	5.700%	9/14/17	41,710	47,765
International Business Machines Corp.	3.375%	8/1/23	61,300	60,873
International Business Machines Corp.	3.625%	2/12/24	22,800	22,955
International Business Machines Corp.	7.000%	10/30/25	25,000	32,319
Microsoft Corp.	3.000%	10/1/20	10,000	10,318
Microsoft Corp.	4.000%	2/8/21	13,500	14,685
Microsoft Corp.	4.500%	10/1/40	18,210	18,533
Oracle Corp.	5.000%	7/8/19	35,000	39,739
Oracle Corp.	6.125%	7/8/39	8,000	9,844
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,029
7 ERAC USA Finance LLC	6.375%	10/15/17	36,290	41,876
7 ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,861
7 ERAC USA Finance LLC	3.300%	10/15/22	745	712
7 ERAC USA Finance LLC	5.625%	3/15/42	31,000	33,771
FedEx Corp.	2.625%	8/1/22	14,760	13,780
FedEx Corp.	2.700%	4/15/23	15,810	14,637
FedEx Corp.	4.900%	1/15/34	15,540	16,046
FedEx Corp.	3.875%	8/1/42	4,505	3,897
FedEx Corp.	5.100%	1/15/44	26,055	27,132
Ryder System Inc.	2.500%	3/1/18	32,000	32,410
United Parcel Service Inc.	2.450%	10/1/22	17,095	16,218
United Parcel Service Inc.	4.875%	11/15/40	14,810	15,940
				7,924,973
Utilities (2.9%)
Electric (2.5%)
Alabama Power Co.	5.550%	2/1/17	11,765	13,030
Ameren Illinois Co.	2.700%	9/1/22	58,000	56,240
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	16,783
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	25,032
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	63,470
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	23,626
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,778
Duke Energy Corp.	2.150%	11/15/16	35,000	35,982
Duke Energy Corp.	1.625%	8/15/17	34,840	34,944
Duke Energy Progress Inc.	2.800%	5/15/22	20,140	19,691
Duke Energy Progress Inc.	6.300%	4/1/38	1,625	2,089
Florida Power & Light Co.	6.200%	6/1/36	22,452	28,223
Florida Power & Light Co.	5.250%	2/1/41	23,745	27,042

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	4.125%	2/1/42	20,000	19,352
	Georgia Power Co.	5.700%	6/1/17	50,000	56,586
	Georgia Power Co.	4.300%	3/15/42	25,835	24,953
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	43,456
	Mississippi Power Co.	4.250%	3/15/42	20,000	18,531
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,683
7	Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	16,760
	NSTAR LLC	4.500%	11/15/19	1,880	2,050
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	11,707
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	11,334
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	8,919
	Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	41,838
	Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	31,138
	PacifiCorp	2.950%	6/1/23	14,835	14,333
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,407
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,170
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,396
	Progress Energy Inc.	3.150%	4/1/22	20,800	20,435
	PSEG Power LLC	5.125%	4/15/20	15,000	16,481
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,455
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	20,237
	South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	29,706
	Southern California Edison Co.	5.500%	8/15/18	31,730	36,385
	Southern California Edison Co.	3.875%	6/1/21	24,860	26,512
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	57,356
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,483
	Natural Gas (0.4%)
7	DCP Midstream LLC	6.450%	11/3/36	9,375	10,067
7	Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	13,890
	Nisource Finance Corp.	6.400%	3/15/18	50,000	57,726
	TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,553
	TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	19,848

					1,066,677

Total Corporate Bonds (Cost $13,961,868)					14,736,208

Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
7	Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	11,088
7	CDP Financial Inc.	4.400%	11/25/19	22,000	24,179
7	Electricite de France SA	4.875%	1/22/44	18,000	17,996
7	Electricite de France SA	4.600%	1/27/20	31,972	34,760
4,7	Electricite de France SA	5.250%	1/29/49	19,510	19,656
4,7	Electricite de France SA	5.625%	12/29/49	33,850	34,527
7	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	20,000	17,657
	Korea Finance Corp.	2.875%	8/22/18	32,285	33,107
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	17,653
	Province of New Brunswick	5.200%	2/21/17	30,000	33,496
	Province of Ontario	4.400%	4/14/20	48,000	52,812
7	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,019
	Republic of Poland	4.000%	1/22/24	31,725	31,949
	Statoil ASA	3.125%	8/17/17	33,000	34,797
	Statoil ASA	5.250%	4/15/19	8,895	10,133
	Statoil ASA	2.900%	11/8/20	12,495	12,611
	Statoil ASA	3.700%	3/1/24	12,930	13,175
7	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	36,109
	United Mexican States	3.500%	1/21/21	11,250	11,395

Total Sovereign Bonds (Cost $438,116)					455,119

Taxable Municipal Bonds (2.9%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	33,860	43,779
	California GO	5.700%	11/1/21	15,655	18,233
	California GO	7.550%	4/1/39	39,955	55,705

12

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	7.300%	10/1/39	3,465	4,656
California GO	7.600%	11/1/40	17,685	24,906
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,046
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	15,768
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	16,077
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	28,281
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,430
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	76,151
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	24,006	27,367
Houston TX GO	6.290%	3/1/32	22,635	27,124
Illinois GO	5.100%	6/1/33	2,535	2,503
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,018
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	13,130	15,504
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	37,894
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	35,167
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	13,609
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	14,616
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	17,479
8 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	46,080	59,161
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	40,676
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,717
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,931
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	11,965	14,365
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,413
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	9,838
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	7,260
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	34,874
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	42,046
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	17,713
9 Oregon School Boards Association GO	4.759%	6/30/28	15,000	15,958
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,456
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	6,854
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	54,180
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	68,000	75,225
Princeton University New Jersey GO	5.700%	3/1/39	13,020	15,799
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,655
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,129
University of California Regents General Revenue	4.601%	5/15/31	19,390	20,859
University of California Regents Medical Center
Revenue	6.548%	5/15/48	14,595	18,270
University of California Regents Medical Center
Revenue	6.583%	5/15/49	13,855	17,462
University of California Revenue	5.770%	5/15/43	23,675	28,008
Utah GO	3.289%	7/1/20	21,900	22,939
10 Wisconsin GO	5.700%	5/1/26	9,000	10,059
Total Taxable Municipal Bonds (Cost $928,991)				1,060,160

13

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

		Market
		Value
	Shares	($000)

Common Stocks (38.3%)
Consumer Discretionary (1.7%)
McDonald's Corp.	2,496,720	244,754
Mattel Inc.	3,551,070	142,433
WPP plc	5,825,003	120,358
Thomson Reuters Corp.	3,204,910	109,608
		617,153
Consumer Staples (5.3%)
Kraft Foods Group Inc.	7,926,786	444,693
Philip Morris International Inc.	3,461,000	283,352
Unilever NV	5,723,330	235,343
Sysco Corp.	5,073,640	183,311
Diageo plc ADR	1,151,700	143,490
Procter & Gamble Co.	1,687,760	136,034
Altria Group Inc.	3,236,210	121,131
British American Tobacco plc	2,114,438	117,957
PepsiCo Inc.	1,091,560	91,145
General Mills Inc.	1,538,910	79,746
Kimberly-Clark Corp.	592,220	65,292
Imperial Tobacco Group plc	1,417,175	57,308
		1,958,802
Energy (4.4%)
Chevron Corp.	4,501,560	535,280
Exxon Mobil Corp.	5,228,270	510,697
Royal Dutch Shell plc Class B	5,418,631	211,548
ConocoPhillips	2,759,910	194,160
Enbridge Inc.	3,117,800	141,891
		1,593,576
Financials (6.0%)
Wells Fargo & Co.	11,946,562	594,222
JPMorgan Chase & Co.	8,268,950	502,008
Marsh & McLennan Cos. Inc.	6,176,230	304,488
BlackRock Inc.	845,380	265,855
M&T Bank Corp.	1,914,600	232,241
National Bank of Canada	3,158,800	126,581
Plum Creek Timber Co. Inc.	2,733,200	114,904
ACE Ltd.	560,600	55,533
		2,195,832
Health Care (6.6%)
Johnson & Johnson	6,175,730	606,642
Merck & Co. Inc.	10,086,390	572,604
Roche Holding AG	1,135,325	341,465
Pfizer Inc.	9,462,397	303,932
Bristol-Myers Squibb Co.	3,052,300	158,567
AstraZeneca plc ADR	2,428,760	157,578
Eli Lilly & Co.	2,605,400	153,354
Baxter International Inc.	1,600,640	117,775
		2,411,917
Industrials (4.3%)
Eaton Corp. plc	5,369,330	403,344
General Electric Co.	14,751,220	381,909
Schneider Electric SA	2,460,988	218,110
United Parcel Service Inc. Class B	1,791,050	174,412
Lockheed Martin Corp.	914,450	149,275
Waste Management Inc.	3,204,280	134,804
Caterpillar Inc.	968,800	96,270
		1,558,124
Information Technology (4.6%)
Microsoft Corp.	13,830,490	566,912
Analog Devices Inc.	6,609,880	351,249
Intel Corp.	11,060,510	285,472
Cisco Systems Inc.	9,674,720	216,810
Maxim Integrated Products Inc.	3,846,580	127,399

14

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

				Market
				Value
			Shares	($000)
Texas Instruments Inc.			1,917,150	90,393
Linear Technology Corp.			1,206,780	58,758
				1,696,993
Materials (1.4%)
Dow Chemical Co.			3,856,480	187,386
EI du Pont de Nemours & Co.			2,583,650	173,363
Nucor Corp.			2,693,450	136,127
International Paper Co.			55,577	2,550
				499,426
Telecommunication Services (1.7%)
Verizon Communications Inc.			10,204,254	485,416
AT&T Inc.			3,242,485	113,714
BCE Inc.			319,200	13,750
				612,880
Utilities (2.3%)
National Grid plc			21,789,972	299,432
Xcel Energy Inc.			5,993,460	181,961
NextEra Energy Inc.			1,820,190	174,047
Northeast Utilities			3,684,160	167,629
PG&E Corp.			760,600	32,858

				855,927

Total Common Stocks (Cost $9,643,361)				14,000,630

			Face
		Maturity	Amount
	Coupon	Date	($000)

Temporary Cash Investments (2.5%)
Repurchase Agreements (1.9%)
Bank of America Securities, LLC(Dated 3/31/14,
Repurchase Value $66,300,000, collateralized by
Federal National Mortgage Assn. 3.073%-4.500%,
8/1/42-12/1/43, with a value of $67,626,000)	0.080%	4/1/14	66,300	66,300
Barclays Capital Inc.(Dated 3/31/14, Repurchase Value
$216,000,000, collateralized by U.S. Treasury
Note/Bond 0.625%-1.500%, 6/30/16-8/15/16, with a
value of $220,320,000)	0.060%	4/1/14	216,000	216,000
Deutsche Bank Securities, Inc.(Dated 3/31/14,
Repurchase Value $34,200,000, collateralized by U.S.
Treasury Note/Bond 0.750%, 3/15/17, with a value of
$34,884,000)	0.120%	4/1/14	34,200	34,200
HSBC Bank USA(Dated 3/31/14, Repurchase Value
$35,600,000, collateralized by Federal National
Mortgage Assn. 3.500%-4.000%, 2/1/42-5/1/42, with
a value of $36,314,000)	0.080%	4/1/14	35,600	35,600
RBC Capital Markets LLC(Dated 3/31/14, Repurchase
Value $68,500,000, collateralized by Government
National Mortgage Assn. 3.500%, 11/20/42, with a
value of $69,870,000)	0.120%	4/1/14	68,500	68,500
RBS Securities, Inc.(Dated 3/31/14, Repurchase Value
$273,400,000, collateralized by U.S. Treasury
Note/Bond 0.500%-4.250%, 08/15/14-4/30/15, with a
value of $278,870,000)	0.050%	4/1/14	273,400	273,400
				694,000
U.S. Government and Agency Obligations (0.6%)
United States Treasury Bill	0.046%	4/24/14	200,000	199,996
Total Temporary Cash Investments (Cost $893,994)				893,996
Total Investments (101.2%) (Cost $31,660,188)				36,980,756
Other Assets and Liabilities—Net (-1.2%)11, 12				(440,345)
Net Assets (100%)				36,540,411

15

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2014

__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
1 Securities with a value of $617,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2014.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate value of these securities was $2,601,884,000, representing 7.1% of net assets.
8 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
9 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Cash of $25,553,000 has been segregated as initial margin for open futures contracts.
12 Includes $670,000 of collateral received for TBA transactions.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

16

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17

© 2014 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA272 052014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 19, 2014
VANGUARD WELLESLEY INCOME FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.